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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 11, 2002


                          SHARPS COMPLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)


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        Delaware                        0-22390                  74-26557168
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

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                                9050 KIRBY DRIVE
                              HOUSTON, TEXAS 77054
               (Address of principal executive offices) (Zip Code)

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        Registrant's telephone number, including area code (713) 432-0300

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Arthur Andersen LLP has served as Sharps Compliance Corporation (the "Company") auditors. After an evaluation of services provided by a number of independent accounting firms, the Audit Committee of the Board of Directors of the Company has decided to engage Mann Frankfort Stein & Lipp as the Company's independent accountants.

(a)   Previous independent accountants

      (i) On or about January 8, 2002, our client-auditor relationship with Arthur Andersen LLP ceased.

      (ii) The reports of Arthur Andersen LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) The decision to change independent accountants was approved by the Audit Committee of the Board of Directors of the Company.

      (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

      (v) The Company provided Arthur Andersen LLP with a copy of this disclosure and has requested that Arthur Andersen LLP furnish the Company with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated January 11, 2002, is filed as Exhibit 16 to this Form 8-K.

(b)   New independent accountants

      (i) The Company engaged Mann Frankfort Stein & Lipp as its new independent accountants as of January 8, 2002. During the two most recent fiscal years and through the date of this report, neither the Company nor anyone on its behalf has consulted with Mann Frankfort Stein & Lipp regarding either the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.


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Exhibit
Number                             Description

     16.1          Letter of Arthur Andersen LLP Regarding Change in Certifying
                   Accountant



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SHARPS COMPLIANCE CORPORATION



Date: January 11, 2002                 By: /s/ Gary L. Shell
                                          ------------------------------------
                                          Gary L. Shell
                                          Vice President and Chief Financial
                                          Officer